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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20552
                     --------------------------------------------

                                       FORM 8-K
                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 or 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934
                     --------------------------------------------




Date of Report (Date of earliest event reported):  September 26, 1997



                                INTERIM SERVICES INC.
                (Exact name of registrant as specified in its charter)



       DELAWARE                      0-23198                   36-3536544
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)             Identification no.)



                               2050 SPECTRUM BOULEVARD
                         FORT LAUDERDALE, FLORIDA 33309-3008
                                    (954) 938-7600
                  (Address, including zip code, and telephone number
                           of principal executive offices)



                                    Not Applicable
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 26, 1997 (the "Closing"), Interim Services Inc. (the "Company" or "Interim") completed the sale of its healthcare business (except for the New York branch operations operated by its wholly owned subsidiary, Interim Healthcare New York Inc. ("IHNY") to Catamaran Acquisition Corp., a Delaware corporation (the "Purchaser") pursuant to the Restated Stock Purchase Agreement, dated September 26, 1997, among the Company, the Purchaser and Cornerstone Equity Investors IV, L.P., a Delaware limited partnership and the majority owner of the Purchaser.

         The consummation of the sale of IHNY, which is subject to the regulatory approval of the State of New York, has been postponed until all such regulatory approvals have been obtained. Until such time, IHNY will be operated by the Company pursuant to certain consulting and/or management agreements with the Purchaser's wholly owned subsidiary, Interim Healthcare Inc. ("IHI").

         The Company received $118,590,000 in cash at the Closing, with the remainder of the $134,000,000 purchase price for the healthcare business to be paid in connection with the closing of the sale of IHNY. A subordinated promissory note for $15,410,000, representing the IHNY portion of the purchase price, was issued to the Company at the Closing by IHI, and guaranteed by the Purchaser.

         The Company will use the net after-tax proceeds received at the Closing (as well as remainder of the purchase price to be received in connection with the closing of the sale of IHNY) to reduce the Company's outstanding debt under its existing credit facilities.

This report and the Exhibits hereto contain certain forward-looking statements regarding the prospects of Interim Services Inc. which involve risks and uncertainties. The Company's actual results could differ materially from the results anticipated in these forward-looking statements as a result of certain factors set forth in the Registrant's reports on Forms 10-K, 10-Q and 8-K made under the Securities Exchange Act of 1934 (the "Exchange Act"). In addition, changes in market, business or economic conditions, fluctuations in currency exchange rates or significant acquisitions or other transactions could create material differences in the results anticipated in these forward-looking statements.

                                            2

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (b)  PRO FORMA FINANCIAL INFORMATION.

         The combined pro forma condensed consolidated financial statements of the Company, reflecting the divestiture of its wholly owned subsidiaries, IHI and IHNY (the "Healthcare Business"), certain acquisitions consummated in 1997, including Michael Page Group PLC ("Michael Page"), and Aim Executive Holdings, Inc., Interim Healthcare of Broward, Inc., Interim Healthcare Hollywood, Inc., Interim Healthcare Dade, Inc., Interim Healthcare Miami, Inc., We Care Home Care d/b/a Interim Home Solutions, Interim Accounting Professionals of San Diego, Interim Personnel of Yakima, Inc., Thompson and Thompson, Inc., Centex Personnel Pool, Inc., and Mainstream Access, Inc. ("Other Acquisitions") are attached hereto as Exhibit 99.1 and incorporated into this Current Report on Form 8-K.

         (c)  EXHIBITS.

         The following exhibits are filed with this report:

         Number    Description


         2.1 Restated Stock Purchase Agreement, dated September 26, 1997 among Interim Services Inc., Catamaran Acquisition Corp. and Cornerstone Equity Investors IV, L.P. The Company undertakes to supplementally furnish to the Commission upon request a copy of the schedules to Exhibit 2.1 omitted pursuant to Item 601(b)(2) of Regulation S-K of the Exchange Act.

         99.1 Interim Services Inc. Pro Forma Condensed Consolidated Financial Information of the Company as of December 27, 1996 and June 27, 1997.

         99.2      Press release dated September 29, 1997.


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  INTERIM SERVICES INC.



DATE: October 10, 1997            By:  /s/ John B. Smith
                                       ----------------------------
                                       John B. Smith, Esq.
                                       Senior Vice President and
                                       General Counsel


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                                    EXHIBIT INDEX


2.1 Restated Stock Purchase Agreement, dated September 26, 1997 among Interim Services Inc., Catamaran Acquisition Corp. and Cornerstone Equity Investors IV, L.P. The Company undertakes to supplementally furnish to the Commission upon request a copy of the schedules to
         Exhibit 2.1 omitted pursuant to Item 601(b)(2) of Regulation S-K of the Exchange Act.

99.1 Interim Services Inc. Pro Forma Condensed Consolidated Financial Information of the Company as of December 27, 1996 and June 27, 1997.

99.2     Press release dated September 29, 1997.